Exhibit 10.1

FIFTH AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF

AUGUST 7, 2013

AMONG

EV PROPERTIES, L.P.,

as Borrower,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Signatory Hereto

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”) dated as of August 7, 2013, is among EV PROPERTIES, L.P., a Delaware limited partnership (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”); and the Lenders signatory hereto.

Recitals

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 26, 2011 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of December 21, 2011, by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of March 29, 2012, by that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of September 27, 2012 and by that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of February 26, 2013, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Guarantors are parties to that certain Second Amended and Restated Guaranty and Collateral Agreement dated as of April 26, 2011 made by the Borrower and each of the other Obligors in favor of the Administrative Agent (as heretofore amended, modified or supplemented, the “Guaranty Agreement”).

C.           The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

D.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.          Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Fifth Amendment refer to sections of the Credit Agreement.

Section 2.          Amendments to Credit Agreement.

2.1           Amendments to Section 1.02.

(a)          The definition of “Agreement” is hereby amended in its entirety to read as follows:

“Agreement” means this Second Amended and Restated Credit Agreement, including the Schedules and Exhibits hereto, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and as the same may be amended, modified or supplemented from time to time.

(b)          The definition of “Indebtedness” is hereby amended by adding the following proviso in place of the period at the end thereto:

“; provided, however, that the definition of ‘Indebtedness’ shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor.”

(c)          The following definitions are hereby added where alphabetically appropriate to read as follows:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such obligation or liability in respect of a Secured Hedge Agreement or (b) in the case of an obligation or liability in respect of a Secured Hedge Agreement that is required to be cleared pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Guarantor is a “financial entity,” as defined in Section 2(h)(7)(C)(i) the Commodity Exchange Act (or any successor provision thereto), at the time the guarantee of (or grant of security interest by, as applicable) such Guarantor becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one Swap Agreement, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Agreements for which such guarantee or security interest is or becomes illegal.

“Fifth Amendment” means that certain Fifth Amendment to Second Amended and Restated Credit Agreement, dated as of August 7, 2013, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Fifth Amendment Effective Date” has the meaning set forth in the Fifth Amendment.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, the Borrower and each Guarantor that, at the time the relevant guaranty obligation or other liability (or grant of the relevant security interest, as applicable) becomes or would become effective with respect to such obligation or liability, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell pursuant to section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Obligation” shall mean, with respect to any person, any obligation to pay or perform under any Swap Agreement.

2.2           Amendment to Article VIII.

(a)          Article VIII is hereby amended by inserting the following new Section 8.18 at the end thereto:

“Section 8.18         Keepwell. The Parent will, and will cause each Qualified ECP Guarantor to, provide such funds or other support as may be needed from time to time by the Borrower or each Guarantor to honor all of its obligations under this Agreement or any Swap Agreements (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 8.18 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 8.18 or otherwise voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 8.18 shall remain in full force and effect until payment in full of the Indebtedness and the termination of this Agreement. The Borrower intends that this Section 8.18 constitute, and this Section 8.18 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

2.3           Amendments to Section 9.01.

(a)          Section 9.01(a) is hereby amended in its entirety to read as follows:

(a)          Ratio of Total Debt to EBITDAX. The Parent will not, as of any date of determination from and after March 31, 2015, permit its ratio of Total Debt as of such date to EBITDAX for the most recent period of four fiscal quarters for which financial statements are available to be greater than 4.25 to 1.0.

(b)          Section 9.01(c) is hereby added which reads in its entirety as follows:

(c)          Ratio of Senior Secured Funded Debt to EBITDAX. The Parent will not, as of any date of determination from and after the Fifth Amendment Effective Date up to and including March 30, 2015, permit its ratio of Senior Secured Funded Debt as of such date to EBITDAX for the most recent period of four fiscal quarters for which financial statements are available to be greater than 3.5 to 1.0.

Section 3.          Additional Amendment to Credit Agreement Upon Approval of All Lenders. If the Administrative Agent shall have received executed counterpart signature pages to this Amendment from all of the Lenders, then Section 10.02(c) of the Credit Agreement is hereby further amended by inserting the following new sentence immediately following the paragraph that begins with the word “fifth”:

“Notwithstanding the foregoing, amounts received from the Borrower or any other Guarantor that is not a Qualified ECP Guarantor shall not be applied to any Excluded Swap Obligations.”

Section 4.          Conditions Precedent. This Fifth Amendment shall become effective on the date (such date, the “Fifth Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

4.1           The Administrative Agent shall have received from the Majority Lenders and the Obligors counterparts (in such number as may be requested by the Administrative Agent) of this Fifth Amendment signed on behalf of such Persons.

4.2           Both before and immediately after giving effect to this Fifth Amendment, no Default shall have occurred and be continuing.

4.3           The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Fifth Amendment to be effective (and the Fifth Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

For the avoidance of doubt, the amendment to Section 10.02(c) of the Credit Agreement set forth in Section 3 of this Amendment shall only be implemented if (a) the Fifth Amendment Effective Date shall have occurred and (b) the Administrative Agent shall have received executed counterpart signature pages to this Amendment from all of the Lenders and the Obligors.

Section 5.          Miscellaneous.

5.1           Confirmation. The provisions of the Credit Agreement, as amended by this Fifth Amendment, shall remain in full force and effect following the Fifth Amendment Effective Date.

5.2           Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document and agrees that each Loan Document remains in full force and effect as expressly amended hereby; (c) agrees that from and after the Fifth Amendment Effective Date each reference to the Credit Agreement in the Guaranty Agreement and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fifth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof: (i) all of the representations and warranties contained in each Loan Document are true and correct in all material respects (without duplication of materiality), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) no event, development or circumstance has have occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

5.3           Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Fifth Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.

5.4           No Oral Agreement. This Fifth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

5.5           GOVERNING LAW. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.6           Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7           Severability. Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8           Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed effective as of the Fifth Amendment Effective Date.

BORROWER:	EV PROPERTIES, L.P.

	By:	EV Properties GP, LLC, its general partner

	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

PARENT:	EV ENERGY PARTNERS, L.P.

	By:	EV ENERGY GP, L.P.,
its general partner

By: EV MANAGEMENT, LLC, its general partner

	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

GUARANTORS:	EV PROPERTIES GP, LLC

	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

ENERVEST PRODUCTION
PARTNERS, LTD.

	By:	EVPP GP, LLC,
its general partner

	By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

Fifth Amendment to Second Amended and Restated Credit Agreement
Signature Page

EVPP GP, LLC

By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

CGAS PROPERTIES, L.P.

By:	EVCG GP, LLC,
its general partner

By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

ENERVEST-CARGAS, LTD.

By:	EVPP GP, LLC,
its general partner

By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

EVCG GP, LLC

By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

Fifth Amendment to Second Amended and Restated Credit Agreement
Signature Page

ENERVEST MONROE MARKETING, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

ENERVEST MONROE GATHERING, LTD.

By:	EVPP GP, LLC, its general partner

By:	/s/ MICHAEL E. MERCER
Michael E. Mercer
Senior Vice President and Chief
Financial Officer

Fifth Amendment to Second Amended and Restated Credit Agreement
Signature Page

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as
Administrative Agent and a Lender

	By:	/s/ MICHAEL A. KAMAUF
Name: Michael A. Kamauf
Title: Authorized Officer

Fifth Amendment to Second Amended and Restated Credit Agreement
Signature Page

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ BETSY JOCHER
Name: Betsy Jocher
Title: Director

Fifth Amendment to Second Amended and Restated Credit Agreement
Signature Page

COMPASS BANK, as a Lender

By:	/s/ ANN VAN WAGENER
Name: Ann Van Wagener
Title: Senior Vice President

 Fifth Amendment to Second Amended and Restated Credit Agreement
Signature Page

CITIBANK, N.A., as a Lender

By:	/s/ EAMON BAQUI
Name: Eamon Baqui
Title: Vice President

Fifth Amendment to Second Amended and Restated Credit Agreement
Signature Page

COMERICA BANK, as a Lender

By:	/s/ PAUL J. EDMONDS
Name: Paul J. Edmonds
Title: Senior Vice President

Fifth Amendment to Second Amended and Restated Credit Agreement
Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ MICHAEL D. WILLIS
Name: Michael D. Willis
Title: Managing Director

By:	/s/ SHARADA MANNE
Name: Sharada Manne
Title: Managing Director

 Fifth Amendment to Second Amended and Restated Credit Agreement
Signature Page

ING CAPITAL LLC, as a Lender

By:	/s/ CHARLES HALL
Name: Charles Hall
Title: Managing Director

 Fifth Amendment to Second Amended and Restated Credit Agreement
Signature Page

ROYAL BANK OF CANADA, as a Lender

By:	/s/ MARK LUMPKIN, JR.
	Name:	Mark Lumpkin, Jr.
	Title:	Authorized Signatory

Fifth Amendment to Second Amended and Restated Credit Agreement
Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ TERRY DONOVAN
Name: Terry Donovan
Title: Managing Director

 Fifth Amendment to Second Amended and Restated Credit Agreement
Signature Page

UNION BANK, N.A., as a Lender

By:	/s/ DAVID HELFFRICH
Name: David Helffrich
Title: Vice President

 Fifth Amendment to Second Amended and Restated Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ JUSTIN M. ALEXANDER
Name: Justin M. Alexander
Title: Senior Vice President

 Fifth Amendment to Second Amended and Restated Credit Agreement
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AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ THOMAS KLEIDERER
Name: Thomas Kleiderer
Title: Vice President

 Fifth Amendment to Second Amended and Restated Credit Agreement
Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ VIPUL DHADDA
Name: Vipul Dhadda
Title: Authorized Signatory

By:	/s/ MICHAEL SPAIGHT
Name: Michael Spaight
Title: Authorized Signatory

 Fifth Amendment to Second Amended and Restated Credit Agreement
Signature Page

FROST BANK, as a Lender

By:	/s/ ANDREW A. MERRYMAN
Name: Andrew A. Merryman
Title: Sr. Vice President

 Fifth Amendment to Second Amended and Restated Credit Agreement
Signature Page